Exhibit 10(d)

                        AMDAHL CORPORATION
               RESTRICTED STOCK PURCHASE AGREEMENT
              -------------------------------------


     This document sets forth the agreement between Amdahl
Corporation, a Delaware corporation (the "Company"), and E.
Joseph Zemke(the "Participant") made as of the 7th day of February, 1996 pursuant to the provisions of the Amdahl
Corporation 1994 Stock Incentive Plan (the "Plan").


1.   PURCHASE OF SHARES
     ------------------

     A.  PURCHASE.   The Participant hereby purchases from the
Company, and the Company hereby sells to the Participant, 50,000 shares of the Company's common stock, par value of $0.05 per share (the "Shares"), at the purchase price of $0.05 per share (the "Purchase Price") pursuant to the provisions of the Plan.

     B.  PAYMENT.   Concurrently with the execution of this
Agreement, the Participant shall deliver to the Company the aggregate Purchase Price payable for the Shares in cash or check payable in United States currency to Amdahl Corporation.

     C.  STOCKHOLDER RIGHTS.   Until such time as the Company
actually exercises its Repurchase Right under this agreement (as defined in Section 2C), the Participant (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the purchased Shares, including the Shares held in escrow hereunder, subject, however, to the transfer restrictions of this Agreement. Any new, additional or different shares of stock which the Participant may have the right to receive with respect to the purchased Shares by reason of a stock dividend, stock split or reclassification of common stock or by reason of a merger, consolidation or other change in the capital structure of the Company shall be held in escrow, subject to the same release schedule applicable to the Shares and subject to the escrow requirements of Section 5 in accordance with the provisions of this Agreement.


2.   RELEASE SCHEDULE
     ----------------

     Provided the Participant remains in the Service of the Company or its subsidiaries through the close of business on each of the "Restriction Lapse Dates" listed below, the restrictions on the Shares shall be released in accordance with the following schedule:

     RESTRICTION LAPSE DATES            SHARES TO BE RELEASED

     February 7, 1997                        12,500
     February 7, 1998                        12,500
     February 7, 1999                        12,500
     February 7, 2000                        12,500

     A. For purposes of this Agreement, the Participant shall be deemed to remain in "Service" for so long as the Participant continues to render periodic services to the Company or any subsidiary (as determined in accordance with the provisions of the Plan), whether as an employee, a non-employee member of a board of directors or an independent consultant or advisor.

     B. Should the Participant cease Service to the Company or its subsidiaries, by reason of death or permanent disability, prior to the close of business on February 6, 2000 , then the restrictions on the Shares shall fully and immediately lapse upon such cessation of Service. For purposes of this agreement, the Participant shall be deemed to be permanently disabled if the Participant is, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of not less than 12 months, unable to engage in any substantial gainful Service to the Company.

     C. The Company is hereby granted the right, exercisable at any time following the date The Participant ceases Service to the Company or its subsidiaries for any reason, except in the case of death or permanent disability as defined above, to repurchase (the "Repurchase Right") at the Purchase Price any or all of the Shares which remain restricted pursuant to the schedule listed above (the "Restricted Shares").


3.   RESTRICTIONS
     ------------

     A. The Participant may not, under any circumstances, transfer any of the Restricted Shares. In the event the Participant should attempt to transfer any of the Restricted Shares or any interest therein, then the Company shall have the right, exercisable immediately, to repurchase the Restricted Shares and neither the Participant nor any other person shall any longer possess stockholder rights with respect to the Restricted Shares. In exchange for the repurchased Restricted Shares the Participant shall receive a cash amount from the Company equal to the Purchase Price paid by the Participant for the repurchased Restricted Shares.

     B. As used in this agreement, the term "transfer" shall include, without limitation, any sale, pledge, encumbrance, gift or other disposition of the Restricted Shares, but shall exclude any conversion of the common stock in accordance with Section 3C.

     C. In the event the Company's common stock is converted into cash or other shares or securities of the Company or any other corporation as a result of a merger, consolidation, reorganization, liquidation or other transaction, any Restricted Shares held by the Participant at the time of such transaction shall likewise be converted into cash or other shares or securities of the Company or such other corporation, and such assets shall be held in escrow by the Company or its successor in accordance with the same terms and conditions applicable hereunder to the common stock prior to the conversion and shall be released to the Participant in accordance with the schedule listed above.

     D. Until the Restricted Shares are released to the Participant, the Restricted Shares shall be held in an escrow account, administered by the Company or by an Agent appointed by the Company for this purpose, subject to the escrow requirements of Section 5 of this Agreement.


4.   WAIVER
     ------

     The administrator of the Restricted Stock Plan may in its sole discretion waive, in whole or in part, any loss of Restricted Shares or other assets which the Participant would otherwise incur under the provisions of Section 3 hereof. Such a waiver shall result in the immediate release of the Participant's interest in the shares of common stock or other assets to which the waiver applies.


5.   ESCROW OF RESTRICTED SHARES
     ---------------------------

     A. The Company shall establish an escrow account for the Participant and maintain on deposit in such account all shares and other assets received from the Participant in accordance with the requirements of Section 5B. The Company shall upon request inform the Participant of the number of his shares held in the escrow account and shall provide a description of any other assets held in the escrow account.

     B. Any new, additional or different shares of stock issued to the Participant with respect to the Restricted Shares held in escrow shall likewise be maintained in escrow with the Company. Any other assets received by the Participant upon the conversion of his Restricted Shares by means of a transaction described above in Section 3C shall be delivered to the Company to be held in escrow.

     C. When and if the Restricted Shares are released from the escrow account to the Participant, the Company shall deliver certificates which shall not contain a restrictive legend. Any other assets held in the escrow account shall also be distributed to the Participant in accordance with the Release Schedule. The Participant shall execute whatever documents and take whatever additional action the Company may request to enable it to effect the appropriate distribution of stock and other assets.


6.   CORPORATE TRANSACTION
     ---------------------

     Upon the occurrence of any of the following stockholder-approved transactions to which the Company is a party (a "Corporate Transaction"):

          i. a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

          ii. the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation and dissolution of the Company; or

          iii. any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to person or persons different from the persons holding those securities immediately prior to such merger, the Repurchase Right of the Company shall automatically and completely terminate, and all remaining Restricted Shares shall immediately be released to the Participant, except to the extent the Repurchase Right is expressly assigned to the successor corporation (or its parent company) in connection with the Corporate Transaction.

     To the extent the Repurchase Right remains in effect following such Corporate Transaction, the Repurchase Right shall apply to the new securities or other property (including money paid other than as a regular cash dividend) issued in exchange for the Restricted Shares in consummation of the Corporate Transaction. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Company's capital structure; provided, however, that the aggregate purchase price payable under the Repurchase Right shall remain the same.

7.   GENERAL PROVISIONS
     ------------------

     A. Under no circumstances shall shares of common stock or other assets be issued or delivered to the Participant pursuant to the provisions of this agreement unless and until, in the opinion of counsel for the Company or its successors, there shall have been compliance with all applicable requirements of the federal securities law, all applicable listing requirements of any securities exchange on which stock of the same class is then listed, and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

     B. The rights of the Participant to acquire common stock or other assets pursuant to the provisions of this agreement may not be assigned, encumbered or otherwise transferred by him until the shares or other assets are no longer restricted in accordance with this agreement.

     C. This agreement and the purchase and sale of the Shares evidenced herein are made pursuant to the provisions of the Company's 1994 Stock Incentive Plan and are in all respects limited by and subject to the provisions of the Plan.

     D. Neither the action of the Company in establishing the 1994 Stock Incentive Plan, nor any action taken thereunder, nor any provision of the 1994 Stock Incentive Plan or this agreement shall be construed so as to grant the Participant any right to remain in the Service of the Company or its subsidiaries for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or its subsidiaries or the Participant, which rights are hereby expressly reserved by each, to terminate the Participant's Service at any time for any reason whatsoever, with or without cause.

     E. This agreement shall be governed by, and construed in accordance with, the laws of the State of California.


                                   AMDAHL CORPORATION


                                   By
                                        -----------------------
                                        Anthony M. Pozos
                                        Senior Vice President
                                        Human Resources and
                                        Corporate Services



                                        ----------------------
                                        Participant Signature

                                        E. Joseph Zemke
                                        ----------------------
                                        Participant Printed Name

                             ADDENDUM
                                TO
               RESTRICTED STOCK PURCHASE AGREEMENT

     There is hereby incorporated into that certain Restricted Stock Purchase Agreement dated February 7, 1996 (the "Agreement") by and between Amdahl Corporation (the "Company") and E. Joseph Zemke (the "Employee") the special tax election provisions specified below, effective immediately. All capitalized terms in this Addendum shall have the meanings assigned to such terms in the Agreement.

SPECIAL TAX ELECTIONS

     A. Stock Withholding. The Employee is hereby granted the election to have the Company withhold, as and when the Employee vests in the purchased shares of Amdahl Corporation common stock ("common stock") a portion of those vested shares with an aggregate fair market value equal to the designated percentage (any multiple of 5 percent up to 100 percent as specified by the Employee) of the applicable Federal, Sate and local income, employment and other tax withholding liabilities incurred by the Employee in connection with the vesting of those shares (collectively the "Withholding Taxes"). Such election shall only be exercisable in the event the employee does not otherwise make an Internal Revenue Code Section 83(b) election to be taxed on the purchased shares of common stock at the time of initial issuance to him under the Agreement.

     Any such exercise of the election must be effected in accordance with the following terms and conditions:

          (i) The election must be made on or before the date the amount of the Withholding Taxes incurred by the Employee in connection with the vesting of the purchased shares is determined (the "Tax Determination
          Date").

          (ii) The election shall be irrevocable.

          (iii) The election shall be subject to the approval of the Restricted Stock Plan Administrator, and none of the purchased shares shall be withheld in satisfaction of the Withholding Taxes incurred in connection with the vesting of such shares, except to the extent the election is approved by the Restricted Stock Plan Administrator.

          (iv) The vested shares withheld pursuant to the election shall be valued at the mean of the lowest and highest selling prices per share of common stock on the Tax Determination Date on the principal exchange on which the common stock is then listed or admitted to trading, as such prices are officially quoted by the composite tape of transactions on such exchange. If there are no reported sales of common stock on the principal exchange on such date, then the mean of the lowest and highest selling prices on such exchange on the next preceding day for which there do exist such quotations shall be determinative of the value of the withheld shares.

          (v) In no event may the value of the shares of common stock requested to be withheld exceed the dollar amount of the Withholding Taxes incurred in connection with the vesting of the purchased shares.

     If the stock withholding election is made by the Employee at a time when such individual is an officer or director of the Company subject to the short-swing profit restrictions of Section 16(b) of the Securities Exchange Act of 1934, then the following limitations, in addition to the preceding provisions, shall also be applicable:

          (i) The election shall not become effective at any time prior to the expiration of the six (6) month period measured from the grant date of the stock withholding election evidenced by this Addendum, and none of the purchased shares of common stock shall accordingly be withheld in connection with any Tax Determination Date which occurs before the expiration of such six (6) month period.

          (ii) The stock withholding election must be made in accordance within the following limitations:

               - Such election must be made at least six (6) months before the Tax Determination Date, or

               -    Such election must be exercised in the
                    quarterly "window" period in which or
                    immediately prior to which the Tax
                    Determination Date occurs. Quarterly window periods shall begin on the third (3rd) business day following the date of public release of each quarterly or annual statement of the Company's sales and earnings and end on the earlier of the twelfth (12th) business day following such release date or the Tax Determination Date.

          (iii)     The six (6) month periods specified in
          clauses (i) and (ii) shall not be applicable in the event of the Employee's death or disability.

     B. Stock Delivery. The Employee is hereby granted the election to deliver to the Company, as and when the Employee vests in the shares of common stock purchased under the Agreement, other shares of the Company's common stock, previously acquired by such individual (other than as part of the common stock purchase to which the election relates) and held as fully-vested shares, with an aggregate Fair Market Value equal to the designated percentage (any multiple of 5 percent up to 100 percent as specified by the Employee) of the Withholding Taxes incurred by the Employee in connection with the vesting of the purchased shares. Such election shall only be exercisable in the event the Employee does not otherwise make an Internal Revenue Code Section 83(b) election to be taxed on the purchased shares of common stock at the time of initial issuance to him under the Agreement.

     Any such exercise of the election must be effected in accordance with the following terms and conditions:

          (i) The election must be made on or before the date the amount of the Withholding Taxes incurred in connection with the vesting of the purchased shares of common stock is determined (the "Tax Determination
          Date").

          (ii) The election shall be irrevocable.

          (iii) The election shall be subject to the approval of the Restricted Stock Plan Administrator, and none of the delivered shares shall be accepted in satisfaction of the Withholding Taxes, except to the extent the election is approved by the Restricted Stock Plan Administrator. However, the Restricted Stock Plan Administrator has pre-approved any and all stock delivery elections made by the Employee in accordance with the provisions of this Addendum, provided such election relates to Withholding Taxes incurred on one or more Tax Determination Dates occurring after the effective date of this Addendum. Such pre-approval may be revoked at any time by the Restricted Stock Plan Administrator with respect to any stock delivery elections made after the Employee is notified of such revocation.

          (iv) The delivered shares shall be valued at the mean of the lowest and highest selling prices per share of common stock on the Tax Determination Date on the principal exchange on which the common stock is then listed or admitted to trading, as such prices are officially quoted by the composite tape of transactions on such exchange. If there are no reported sales of common stock on the principal exchange on such date, then the mean of the lowest and highest selling prices on such exchange on the next preceding day for which there do exist such quotations shall be determinative of the value of the delivered shares.

          (v) In no event may the value of the delivered shares exceed the dollar amount of the Withholding Taxes incurred in connection with the vesting of the purchased shares.

     No additional restrictions or limitations shall be applicable to any stock delivery election made by the Employee, whether or not such individual is at the time an officer or director of the Company subject to the short-swing profit restrictions of Section 16(b) of the Securities Exchange Act of 1934.

     Except for the special tax elections provided herein, nothing in this Addendum shall affect or otherwise modify the existing terms and provisions of the Agreement.


     IN WITNESS WHEREOF, Amdahl Corporation and the Employee have executed this Addendum on February 7, 1996.


AMDAHL CORPORATION


By
     ---------------------------------
     Patricia A. Boepple
     Assistant Corporate Secretary



     ----------------------------------
     Employee Signature

     E. Joseph Zemke
     ----------------------
     Employee Printed Name